                                               SALOMON BROTHERS

                                               2008 WORLDWIDE DOLLAR
                                               GOVERNMENT TERM TRUST INC

                                               INTERIM REPORT

                                               OCTOBER 31, 1996
                                               SALOMON BROTHERS ASSET MANAGEMENT

AMERICAN STOCK TRANSFER & TRUST COMPANY
40 WALL STREET
NEW YORK, NEW YORK 10005

  ---------------------
        BULK RATE
       U.S. POSTAGE
           PAID
    STATEN ISLAND, NY
        PERMIT NO.
           169
  ---------------------

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

December 20, 1996

Dear Shareholders:

We are pleased to provide this interim report for the Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc (the "Trust"), including market commentary and a statement of the Trust's current investments.

During the fiscal quarter ended October 31, 1996, the net asset value for the Trust increased to $9.49 per share from $8.76 per share as of July 31, 1996. Dividends of $0.219 per share were declared during the quarter. Assuming that these dividends were reinvested in additional shares of the Trust, the net asset value return for the quarter ending October 31, 1996 was 10.93%. During the same period, the Salomon Brothers Brady Bond Index returned 10.41%, while the Salomon Brothers Mortgage Index increased by 3.67%.

As of October 31, 1996, the long-term portfolio of the Trust was divided between emerging markets debt (59% of total investments), mortgage-backed securities (37%) and municipal zero-coupon bonds (4%).

EMERGING MARKETS

The very strong performance of the emerging debt markets has been driven by a relatively stable U.S. Treasury bond market and positive economic developments in a number of key countries. The combination of favorable market conditions and relatively high yields has encouraged institutional investors to increase their asset allocations to emerging markets debt securities.

Developments in Russia have had a very favorable influence on investor perceptions of sovereign risk. Boris Yeltsin was reelected president in a two-round election process that culminated in early July. Yeltsin's victory was encouraging to investors, and offered evidence that the citizens of emerging market countries continue to endorse free-market reform candidates at the ballot box. Now recovering from surgery, President Yeltsin is expected to resume his responsibilities on a full-time basis early in the new year.

The International Monetary Fund (the "IMF") has played an important role in encouraging free-market reforms in Russia, as well as Venezuela and Bulgaria. One of the key elements of the IMF agreement with Russia is a provision to increase tax revenues through improved compliance with tax regulations on the part of Russian corporations. In Venezuela, an agreement has been reached with the IMF that has helped stabilize the economy. Under the new terms, Venezuela has lifted foreign exchange and interest rate controls and increased domestic gasoline prices. The IMF has also helped promote free-market reform in Bulgaria, although Bulgaria is in an earlier stage of its development cycle than either Venezuela or Russia. As part of an overall IMF agreement, Bulgaria will close money-losing banks and corporations. Discussions are now underway between the IMF and Bulgaria's Central Bank

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

about the establishment of a currency board that would help curb inflation and improve monetary and fiscal discipline.

As evidence of the overall health of the market, investors have shown a willingness to provide long-term debt financing to several emerging market countries, including Argentina, Mexico and the Philippines. The latter two countries completed exchange offers of new bonds for collateralized Brady Bonds. The Philippine offering was a 20-year fixed-rate issue and Mexico offered 30-year fixed-rate bonds. Mexico's return to the market was particularly encouraging to investors.

Brazil continues to make progress on an overall program of constitutional change. The Central Bank maintains a disciplined monetary policy aimed at reducing inflation. If progress continues, it seems likely that Brazil's debt will be upgraded.

In Ecuador, a populist candidate, Abdala Bucaram, has been elected President. While investors were concerned initially about the new administration's economic policies, Bucaram has made several reassuring appointments to key economic posts, notably Central Bank President Augusto de la Torre. The government has now presented a budget that includes reforms which should make the economy more competitive.

MORTGAGE-BACKED BONDS

The mortgage-backed bond market rose by 3.67% in the quarter ending October 31, 1996, keeping pace with U.S. Treasuries in the September-October rally. The portfolio includes a sizable position in discount coupons, which were the best performing bonds on an absolute basis in the quarter because of their longer duration. The Trust's PAC I/O positions continue to add yield without undue prepayment risk.

ANNUAL SHAREHOLDERS MEETING

The Trust held its annual meeting of shareholders on November 13, 1996. At the meeting, shareholders elected the nominees proposed for election to the Trust's Board of Directors and ratified the selection of Price Waterhouse LLP as the independent accountants of the Trust. The following table provides information concerning the matters voted on at the meeting:

     1. ELECTION OF DIRECTORS

NOMINEES              VOTES FOR        VOTES WITHHELD
-----------------------------------------------------
Riordan Roett           32,235,920       492,044
Jeswald W. Salacuse     32,230,210       497,754
Thomas W. Brock         32,262,437       465,527
Charles F. Barber       32,224,136       503,828

     2. RATIFICATION OF PRICE WATERHOUSE LLP AS THE INDEPENDENT ACCOUNTANTS OF THE TRUST

VOTES FOR      VOTES AGAINST     VOTES ABSTAINED
------------------------------------------------
32,166,462        303,530            257,972

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

In a continuing effort to provide timely information concerning the Trust, shareholders may call 1-800-SALOMON (1-800-725-6666), Monday through Friday from 8:30 am to 6:00 pm EST for a recorded periodic update of the developments affecting the markets in which the Trust invests, as well as the Trust's current net asset value, portfolio manager comments and other information regarding the Trust's portfolio holdings and allocations. Although the Trust will continue to issue a semi-annual and annual report to shareholders, a press release containing financial highlights and other Trust information will be issued in lieu of a first and third quarter interim report. This will result in some cost savings for the Trust while still providing shareholders with current information about the Trust. For information concerning your Salomon Brothers 2008 Worldwide Dollar Government Term Trust stock account, please call American Stock Transfer & Trust Company at 1-800-937-5449 (1-718-921-8200 if you are calling from within New York City).

All of us at Salomon Brothers Asset Management appreciate the confidence you have demonstrated in the past and hope to continue to serve you in future years.

                                                    Sincerely,

                                                    /s/ MICHAEL S. HYLAND

                                                    MICHAEL S. HYLAND
                                                    Chairman and President

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS

October 31, 1996 (unaudited)

PRINCIPAL
   AMOUNT
    (000)         SOVEREIGN BONDS -- 85.9%                                                            VALUE
---------------------------------------------------------------------------------------------------------------
                  ARGENTINA -- 18.8%
 $39,000          Republic of Argentina, Discount Bond, 6.4375%, 3/31/23*......................   $  28,177,500
  12,250          Republic of Argentina, FRB, 6.625%, 3/31/05*.................................       9,991,406
  39,500          Republic of Argentina, Par Bond, 5.25%, 3/31/23*.............................      23,477,813
                                                                                                  -------------
                                                                                                     61,646,719
                                                                                                  -------------
                  BRAZIL -- 19.1%
   6,619          Federal Republic of Brazil, C Bond, 8.00%, 4/15/14**.........................       4,513,000
   9,500          Federal Republic of Brazil, Discount Bond, Series ZL, 6.50%, 4/15/24*........       6,994,375
   5,000          Federal Republic of Brazil, Investment (Exit) Bond, 6.00%, 9/15/13...........       3,418,750
     683          Federal Republic of Brazil, IDU, 6.6875%, 1/01/01*...........................         656,480
   2,000          Federal Republic of Brazil, NMB, 6.5625%, 4/15/09*...........................       1,572,500
  76,000          Federal Republic of Brazil, Par Bond, 5.00%, 4/15/24*........................      45,362,500
                                                                                                  -------------
                                                                                                     62,517,605
                                                                                                  -------------
                  BULGARIA -- 3.2%
  16,000          Republic of Bulgaria, Discount Bond, Tranche A, 6.6875%, 7/28/24*............       8,080,000
   4,000          Republic of Bulgaria, FLIRB, Series A, 2.25%, 7/28/12*.......................       1,295,000
   2,500          Republic of Bulgaria, IAB, 6.6875%, 7/28/11*.................................       1,092,187
                                                                                                  -------------
                                                                                                     10,467,187
                                                                                                  -------------
                  COSTA RICA -- 2.1%
   9,000          Costa Rica, Principal Bond, Series B, 6.25%, 5/21/15.........................       7,020,000
                                                                                                  -------------
                  ECUADOR -- 9.3%
  34,000          Republic of Ecuador, Discount Bond, 6.50%, 2/28/25*..........................      22,291,250
  14,764          Republic of Ecuador, PDI Bond, 6.50%, 2/27/15*(,)**..........................       8,203,394
                                                                                                  -------------
                                                                                                     30,494,644
                                                                                                  -------------
                  MEXICO -- 5.8%
  14,000          United Mexican States, Par Bond, Series A, 6.25%, 12/31/19
                    (including 14,000,000 rights)..............................................       9,721,250
   4,000          United Mexican States, Par Bond, Series B, 6.25%, 12/31/19
                    (including 4,000,000 rights)...............................................       2,777,500
   8,000          United Mexican States, Discount Bond, Series A, 6.45313%, 12/31/19
                    (including 12,307,000 rights)*.............................................       6,550,000
                                                                                                  -------------
                                                                                                     19,048,750
                                                                                                  -------------
                  PHILIPPINES -- 4.0%
  15,500          Republic of the Philippines, Par Bond, Series B, 6.25%, 12/01/17*............      13,020,000
                                                                                                  -------------

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                                                                          PAGE 1

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (continued)

October 31, 1996 (unaudited)

PRINCIPAL
   AMOUNT
    (000)         SOVEREIGN BONDS (CONCLUDED)                                                         VALUE
---------------------------------------------------------------------------------------------------------------
                  POLAND -- 10.9%
$  3,000          Republic of Poland, Discount Bond, 6.50%, 10/27/24*..........................   $   2,872,500
  55,000          Republic of Poland, RSTA Par Bond, 3.25%, 10/27/24*..........................      32,862,500
                                                                                                  -------------
                                                                                                     35,735,000
                                                                                                  -------------
                  URUGUAY -- .8%
   3,000          Uruguay, Par Bond, Series A, 6.75%, 2/19/21
                    (including 3,000,000 rights)...............................................       2,475,000
                                                                                                  -------------
                  VENEZUELA -- 11.9%
  25,000          Republic of Venezuela, Discount Bond, Series A, 6.4375%, 3/31/20*
                    (including 178,500 warrants)...............................................      19,375,000
   8,000          Republic of Venezuela, FLIRB, Series A, 6.625%, 3/31/07*.....................       6,637,500
  13,000          Republic of Venezuela, Par Bond, Series A, 6.75%, 3/31/20
                    (including 65,000 warrants)................................................       9,181,250
   5,500          Republic of Venezuela, Par Bond, Series B, 6.75%, 3/31/20
                    (including 27,500 warrants)................................................       3,884,375
                                                                                                  -------------
                                                                                                     39,078,125
                                                                                                  -------------
                  TOTAL SOVEREIGN BONDS (cost $242,929,739)....................................     281,503,030
                                                                                                  -------------
                  MORTGAGE-BACKED SECURITIES -- 53.0%
---------------------------------------------------------------------------------------------------------------
                  Federal Home Loan Mortgage Corp.,
  49,000(#)         Gold, 6.50%, 30 Year (TBA).................................................      46,932,813
   7,609            Series 1576, Class PK, 6.00%, 9/15/02 (PAC I/O)............................         311,502
  23,442            Series 1599, Class D, 6.50%, 6/15/19 (PAC I/O).............................       3,487,024
  17,861            Series 1609, Class J, 6.50%, 11/15/13 (PAC I/O)............................       1,032,592
   7,446            Series 1610, Class PH, 6.50%, 3/15/19 (PAC I/O)............................         873,490
  13,556            Series 1617, Class PF, 6.50%, 6/15/18 (PAC I/O)............................       1,359,850
   8,761            Series 1679, Class WA, 6.00%, 2/15/03 (PAC I/O)............................         369,622
                  Federal National Mortgage Assoc.,
  78,000(#)         6.50%, 30 Year (TBA).......................................................      74,587,500
  20,000(#)         7.00%, 30 Year (TBA).......................................................      19,612,500
  20,000(#)         8.00%, 30 Year (TBA).......................................................      20,393,750
   9,835            Trust 1993-169, Class QA, 6.50%, 8/25/12, (REMIC) (PAC I/O)................         427,222
  15,339            Trust 1993-183, Class EA, 6.50%, 3/25/17, (REMIC) (PAC I/O)................       1,502,753
   9,919            Trust 1993-183, Class EC, 6.50%, 3/25/13, (REMIC) (PAC I/O)................         525,403
   9,062            Trust 1993-189, Class PH, 6.50%, 2/25/19, (REMIC) (PAC I/O)................       1,046,342
  23,260            Trust 1993-202, Class Q, 6.50%, 11/25/13, (REMIC) (PAC I/O)................       1,257,478
                                                                                                  -------------
                  TOTAL MORTGAGE-BACKED SECURITIES (cost $176,358,659).........................     173,719,841
                                                                                                  -------------

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PAGE 2

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (concluded)

October 31, 1996 (unaudited)

PRINCIPAL
   AMOUNT
    (000)         ZERO-COUPON MUNICIPAL BONDS -- 6.0%                                                 VALUE
---------------------------------------------------------------------------------------------------------------
 $11,200          Austin, Texas Utility System Revenue, Ser. A, 11/15/08.......................   $   5,848,752
                  Edinburg, Texas Cons. Independent School District,
   1,845            2/15/08....................................................................       1,003,274
   2,705            2/15/09....................................................................       1,377,088
                  Harris County, Texas,
   5,470            8/15/08....................................................................       2,895,271
                  Texas St. Public Finance Auth. Bldg. Rev.,
  10,535            2/1/08.....................................................................       5,740,732
                  Westmoreland County, Pennsylvania,
   2,665            Series G, 6/1/08...........................................................       1,440,886
   2,515            Series G, 12/1/08..........................................................       1,324,173
                                                                                                  -------------
                  TOTAL ZERO-COUPON MUNICIPAL BONDS (cost $19,769,393).........................      19,630,176
                                                                                                  -------------

                                          REPURCHASE AGREEMENT -- 2.6%
    -----------------------------------------------------------------------------------------------------------
   8,530          J.P. Morgan, 5.50%, cost $8,530,000, dated 10/31/96, $8,531,303 due 11/1/96,
                    (collateralized by $20,966,000, Zero Coupon U.S. Treasury Strips due
                    11/15/09, valued at $8,700,890)............................................       8,530,000
                                                                                                  -------------
                  TOTAL INVESTMENTS -- 147.5% (cost $447,587,791)..............................     483,383,047
                                                                                                  -------------
                  LIABILITIES IN EXCESS OF OTHER ASSETS -- (47.5%).............................    (155,813,835)
                                                                                                  -------------
                  NET ASSETS -- 100.0%.........................................................   $ 327,569,212
                                                                                                   ============
                  NET ASSET VALUE PER SHARE
                  ($327,569,212 / 34,510,639 shares of common stock issued and outstanding)....           $9.49
                                                                                                           ====

--------------------------------------------------------------------------------

   * Rate shown reflects current rate on variable rate instrument or instrument with step coupon rates.
  ** Payment-in-kind security for which part of the interest earned is capitalized as additional principal.
 (#) Mortgage dollar roll.
     FLIRB     --  Front Loaded Interest Reduction Bond.
     FRB       --  Floating Rate Bond.
     IAB       --  Interest in Arrears Bond.
     IDU       --  Interest Due and Unpaid.
     NMB       --  New Money Bond.
     PAC I/O   --  Planned Amortization Class -- Interest Only.
     PDI       --  Past Due Interest.
     REMIC     --  Real Estate Mortgage Investment Conduit.
     RSTA      --  Restructured Trade Agreement.
     TBA       --  To Be Announced Security.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

-----------
DIRECTORS

CHARLES F. BARBER
      Consultant; formerly Chairman,
      ASARCO Incorporated

THOMAS W. BROCK
      Chairman and Chief Executive Officer,
      Salomon Brothers Asset Management Inc

DANIEL P. CRONIN
      Vice President -- General Counsel,
      Pfizer International Inc.

ALLAN C. HAMILTON
      Consultant; formerly
      Vice President and
      Treasurer, Exxon Corp.

MICHAEL S. HYLAND
      Managing Director, Salomon Brothers Inc
      President, Salomon Brothers
      Asset Management Inc

RIORDAN ROETT
      Professor and Director,
      Latin American Studies Program,
      Paul H. Nitze School of
      Advanced International Studies,
      Johns Hopkins University

JESWALD W. SALACUSE
      Henry J. Braker
      Professor of Commercial Law,
      The Fletcher School of Law & Diplomacy,
      Tufts University

---------
OFFICERS

MICHAEL S. HYLAND
      Chairman and President

STEVEN GUTERMAN
      Executive Vice President

PETER J. WILBY
      Executive Vice President

LAWRENCE H. KAPLAN
      Executive Vice President
      and General Counsel

ALAN M. MANDEL
      Treasurer

LAURIE A. PITTI
      Assistant Treasurer

TANA E. TSELEPIS
      Secretary

JENNIFER MUZZEY
      Assistant Secretary
----------------------
SALOMON BROTHERS
2008 WORLDWIDE DOLLAR
GOVERNMENT TERM TRUST INC

      Seven World Trade Center
      New York, New York 10048
      For information call (toll free)
      1-800-SALOMON

INVESTMENT ADVISER AND ADMINISTRATOR
      Salomon Brothers Asset Management Inc
      Seven World Trade Center
      New York, New York 10048

SUB-ADMINISTRATOR
      Prudential Mutual Fund Management, Inc.
      One Seaport Plaza
      New York, New York 10292

CUSTODIAN
      Investors Bank and Trust Company
      89 South Street, P.O. Box 1537
      Boston, MA 02205-1537

TRANSFER AGENT
      American Stock Transfer & Trust Company
      40 Wall Street
      New York, New York 10005

LEGAL COUNSEL
      Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL
      SBG

--------------------------------------------------------------------------------

 Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, shares of its common stock at market prices.
--------------------------------------------------------------------------------
    This report is for stockholder information.
   This is not a prospectus intended for use in the purchase or sale of Trust shares.

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